UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 28, 2004

DYNTEK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-11568	95-4228470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

18881 Von Karman Avenue, Suite 250, Irvine, California 92612
(Address of principal executive offices)

(949) 955-0078
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On September 28, 2004, Dyntek, Inc. issued a press release announcing its results of operations for its fiscal year and fourth fiscal quarter ended June 30, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01               Financial Statements and Exhibits.

Exhibit 99.1            Press Release, dated September 28, 2004, issued by Dyntek, Inc.

The information in this current report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNTEK, INC.

Date: September 29, 2004	By:	/s/ Robert Webber
Robert Webber
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 28, 2004, issued by Dyntek, Inc.